Prospectus, September 1, 2002

Evergreen
Intermediate and Long Term Bond Funds

Evergreen Core Bond Fund
Evergreen Diversified Bond Fund
Evergreen Fixed Income Fund II
Evergreen High Yield Bond Fund
Evergreen Select High Yield Bond Fund
Evergreen Strategic Income Fund
Evergreen U.S. Government Fund
Class A
Class B
Class C
Class I
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Core Bond Fund
Evergreen Diversified Bond Fund
Evergreen Fixed Income Fund II
Evergreen High Yield Bond Fund
Evergreen Select High Yield Bond Fund
Evergreen Strategic Income Fund
Evergreen U.S. Government Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisor
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek a high level of current income or a combination of current income and capital growth (total return).

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Intermediate and Long Term Bond Funds

typically rely on a combination of the following strategies:

  investing a portion of their assets in investment grade debt securities, which are bonds rated within the four highest ratings categories by the nationally recognized statistical ratings organizations, except High Yield Bond Fund and Select High Yield Bond Fund which invest primarily in below investment grade bonds;
  investing a portion of their assets in corporate securities, mortgage- and asset-backed securities (except for High Yield Bond Fund and Select High Yield Bond Fund); and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio managers deem necessary.

may be appropriate for investors who:

  seek to maximize income or total return;
  can tolerate the risks associated with the volatility of below investment grade investing (High Yield Bond Fund and Select High Yield Bond Fund only); and
  seek a long-term investment offering a high level of current income.
Following this overview, you will find information on each Fund's specific investment strategies and risks.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. If the Fund invests a significant portion of its portfolio in debt securities, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Mortgage-Backed and Asset-Backed Securities Risk

Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities and other asset-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Core Bond Fund

FUND FACTS:

Goal:

  Maximize Total Return

  Principal Investments:

  Investment Grade Debt Securities
  U.S. Treasury and Agency Obligations
  Corporate Bonds, Mortgage-Backed and Asset-Backed Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Tattersall Advisory Group, Inc.

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESBAX (Class A)
  ESBBX (Class B)
  ESBCX (Class C)
  ESBIX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to maximize total return through a combination of current income and capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund normally invests at least 80% of its assets in dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted average periods until each payment is made, with weights proportional to the present value of the payment. In addition, the remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Mortgage-Backed and Asset-Backed Securities Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%) 1
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
5.96	8.87	- 2.88	18.85	4.09	9.78	8.23	- 0.14	11.28	8.66

Best Quarter:	2nd Quarter 1995	+ 5.87%[1]
Worst Quarter:	1st Quarter 1994	- 2.56%[1]
Year-to-date total return through 6/30/2002 is +3.41%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), an unmanaged, fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/13/1990
Class A	5/11/2001	3.30%	6.42%	6.57%	7.19%
Class B	5/11/2001	2.97%	7.05%	7.05%	7.62%
Class C	5/11/2001	5.97%	7.35%	7.05%	7.62%
Class I	12/13/1990	8.66%	7.49%	7.12%	7.68%
Class I [2]	12/13/1990	5.96%	4.75%	4.40%	N/A
(after taxes on distributions)
Class I [2]	12/13/1990	5.41%	4.64%	4.38%	N/A
(after taxes on distributions and sale of Fund shares)
LBABI		8.44%	7.43%	7.23%	8.09%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I shares prior to 6/4/1999 is based on the performance of the Class I shares of the Fund's predecessor fund, Tattersall Bond Fund.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal period ended 4/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.32%	0.25%	0.17%	0.74%
Class B	0.32%	1.00%	0.17%	1.49%
Class C	0.32%	1.00%	0.17%	1.49%
Class I	0.32%	0.00%	0.17%	0.49%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 0.68% for Class A, 1.43% for Class B, 1.43% for Class C, and 0.43% for Class I.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 547	$ 652	$ 352	$ 50	$ 152	$ 152
3 years	$ 700	$ 771	$ 471	$ 157	$ 471	$ 471
5 years	$ 867	$ 1,013	$ 813	$ 274	$ 813	$ 813
10 years	$ 1,350	$ 1,481	$ 1,779	$ 616	$ 1,481	$ 1,779

  Diversified Bond Fund

  FUND FACTS:

  Goal:

  High Income

  Principal Investments:

  Investment Grade Bonds
  High Yield, High Risk Bonds

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKDLX (Class A)
  EKDMX (Class B)
  EKDCX (Class C)
  EKDYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks maximum income without undue risk of principal.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund normally invests at least 80% of its assets in bonds and other debt obligations. The Fund invests in debt instruments that are normally characterized by high returns and moderate price fluctuations. Such debt instruments, which include both secured and unsecured debt obligations, will have a rating of BBB- or higher by Standard & Poor’s Ratings Services (S&P), Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), BBB- or higher by Fitch IBCA, Inc. (Fitch), or, if unrated or rated under a different system, will be of comparable quality as determined by another nationally recognized statistical ratings organization or by the Fund’s portfolio managers. While the selection of securities can vary widely in average duration, the portfolio managers typically purchase securities with an average duration of less than thirty years. As a group, such debt instruments usually possess a fairly high degree of dependability of interest payments. While the Fund’s primary objective is income, the portfolio managers give careful consideration to: (i) maintaining security of principal, (ii) liquidity and (iii) diversification of securities in the portfolio.

  When selecting securities, the portfolio managers consider research on the bond market, economic analysis and interest rate forecasts. The portfolio managers’ analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company.

  The Fund seeks to enhance total return by investing a portion of its assets in high yield bonds with credit ratings in the lower or below-investment grade categories of the recognized rating agencies or in securities that are unrated but determined to be of comparable quality by the portfolio managers. The degree to which the Fund will hold such securities will depend on various factors, including its portfolio managers’ economic forecast and judgment as to the comparative values offered by high yield, high risk bonds and higher quality issues. The Fund’s investments in high yield, high risk bonds will not exceed 35% of its assets.

  The Fund may invest in mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs). The Fund may also engage in dollar roll transactions, which allows the Fund to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Any transactions in dollar rolls which exceed 5% of the Fund’s assets will be “covered.” This means that the dollar roll position will be offset by a cash or cash equivalent position.

  The Fund may invest up to 50% of its assets in foreign securities.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Mortgage-Backed and Asset-Backed Securities Risk
    Foreign Investment Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
9.72	13.85	- 6.91	14.70	6.22	11.11	5.56	- 3.66	7.52	6.01

Best Quarter:	1st Quarter 1993	+ 5.36%
Worst Quarter:	2nd Quarter 1994	- 3.01%
Year-to-date total return through 6/30/2002 is +1.97%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), an unmanaged, fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	1.72%	4.79%	6.00%	6.77%
Class B	9/11/1935	1.01%	4.87%	6.20%	6.80%
Class B [2]	9/11/1935	- 1.18%	2.46%	3.54%	N/A
(after taxes on distributions)
Class B [2]	9/11/1935	0.59%	2.68%	3.65%	N/A
(after taxes on distributions and sale of Fund shares)
Class C	4/7/1998	4.01%	5.18%	6.19%	6.80%
Class I	2/11/1998	7.07%	5.86%	6.54%	6.86%
LBABI		8.44%	7.43%	7.23%	N/A

  1. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 4/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.49%	0.25%	0.39%	1.13%
Class B	0.49%	1.00%	0.39%	1.88%
Class C	0.49%	1.00%	0.39%	1.88%
Class I	0.49%	0.00%	0.39%	0.88%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 585	$ 691	$ 391	$ 90	$ 191	$ 191
3 years	$ 817	$ 891	$ 591	$ 281	$ 591	$ 591
5 years	$ 1,068	$ 1,216	$ 1,016	$ 488	$ 1,016	$ 1,016
10 years	$ 1,784	$ 1,914	$ 2,201	$ 1,084	$ 1,914	$ 2,201

  Fixed Income Fund II

  FUND FACTS:

  Goal:

  Maximize Total Return

  Principal Investments:

  Investment Grade Debt Securities
  U.S. Treasury and Agency Obligations
  Corporate Bonds, Mortgage-Backed and Asset-Backed Securities

  Classes of Shares Offered in this Prospectus:

  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Tattersall Advisory Group, Inc.

  Portfolio Managers:

  By Team

  NASDAQ Symbol:

  ENFDX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks to maximize total return through a combination of current income and capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund normally invests at least 80% of its assets in dollar-denominated investment grade securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted average of the periods until each payment is made, with weights proportional to the present value of the payment. In addition, the remaining 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Mortgage-Backed and Asset-Backed Securities Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each calendar year since the Class I shares’ inception on 12/6/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
			19.70	2.40	8.06	7.70	- 0.34	10.92	8.28

Best Quarter:	2nd Quarter 1995	+ 6.70%
Worst Quarter:	1st Quarter 1996	- 2.49%
Year-to-date total return through 6/30/2002 is +3.67%.

  The next table lists the Fund’s average annual total return for Class I over the past one and five years and since inception. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), an unmanaged, fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed securities. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/6/1994
Class I	12/6/1994	8.28%	6.85%	N/A	7.87%
Class I [1]	12/6/1994	5.57%	4.05%	N/A	4.81%
(after taxes on distributions)
Class I [1]	12/6/1994	5.00%	4.09%	N/A	4.79%
(after taxes on distributions and sale of Fund shares)
LBABI		8.44%	7.43%	N/A	8.38%

  1. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal period ended 4/30/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class I	0.00%	0.00%	0.30%	0.30%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class I
1 year	$ 31
3 years	$ 97
5 years	$ 169
10 years	$ 381

  High Yield Bond Fund

  FUND FACTS:

  Goal:

  High Income

  Principal Investment:

  High-Yield, High-Risk Bonds

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKHAX (Class A)
  EKHBX (Class B)
  EKHCX (Class C)
  EKHYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The investment objective of the Fund is high income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund normally invests at least 80% of its assets in below investment grade bonds, debentures and other income obligations, but may purchase securities of any rating. In addition, the Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities, but may not be as attractive to as many buyers.

  The high income sought by the Fund is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of a nationally recognized statistical ratings organization or with securities that are unrated. While growth of capital is not an investment goal, the Fund may purchase securities that offer the possibility of capital growth in addition to income, provided the acquisition of such securities does not conflict with the Fund’s investment goal of high income.

  When selecting securities, the portfolio managers consider research on the bond market, economic analysis and interest rate forecasts. The portfolio managers’ analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company.

  The Fund may invest up to 50% of its assets in foreign securities.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Foreign Investment Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
18.10	26.22	- 12.19	9.79	10.60	12.96	- 2.53	6.59	- 7.44	5.20

Best Quarter:	1st Quarter 1992	+ 10.26%
Worst Quarter:	3rd Quarter 1998	- 8.94%
Year-to-date total return through 6/30/2002 is +1.46%.

  The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index (MLHYMI), an unmanaged index which provides a broad-based performance measure of the non-investment grade U.S. domestic bond market. An index does not include transactions costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	0.85%	2.32%	5.93%	7.96%
Class B	9/11/1935	0.36%	2.43%	6.15%	7.99%
Class B [2]	9/11/1935	- 3.03%	- 0.80%	2.73%	N/A
(after taxes on distributions)
Class B [2]	9/11/1935	0.20%	0.37%	3.32%	N/A
(after taxes on distributions and sale of Fund shares)
Class C	1/21/1998	3.26%	2.70%	6.15%	7.99%
Class I	4/14/1998	6.25%	3.47%	6.54%	8.05%
MLHYMI		6.20%	3.95%	8.26%	N/A

  1. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 4/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.52%	0.25%	0.44%	1.21%
Class B	0.52%	1.00%	0.44%	1.96%
Class C	0.52%	1.00%	0.44%	1.96%
Class I	0.52%	0.00%	0.44%	0.96%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 1.19% for Class A, 1.94% for Class B, 1.94% for Class C, and 0.94% for Class I.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 592	$ 699	$ 399	$ 98	$ 199	$ 199
3 years	$ 841	$ 915	$ 615	$ 306	$ 615	$ 615
5 years	$ 1,108	$ 1,257	$ 1,057	$ 531	$ 1,057	$ 1,057
10 years	$ 1,871	$ 2,000	$ 2,285	$ 1,178	$ 2,000	$ 2,285

  Select High Yield Bond Fund

  FUND FACTS:

  Goal:

  High Level of Total Return

  Principal Investment:

  High Yield, High Risk Bonds

  Classes of Shares Offered in this Prospectus:

  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbol:

  EHYIX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks a high level of total return.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund intends to invest at least 80% of its assets in U.S. dollar-denominated bonds, debentures, and other income obligations which are rated by Standard & Poor’s Ratings Services (S&P) or by Moody’s Investors Service, Inc. (Moody’s) as below investment grade (i.e., S&P rating below BBB- and Moody’s rating below Baa3). The Fund intends to emphasize securities rated B- or higher by S&P or B3 or higher by Moody’s. The remaining 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents, shares of registered investment companies, investment grade bonds, debentures or other income obligations. The Fund may invest up to 15% of its assets in foreign securities, including Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.

  The Fund seeks to purchase securities that offer the possibility of capital growth in addition to income. The Fund considers the creditworthiness of the company, the quality of management and the prospects for the company’s cash flow when considering the purchase of securities. The Fund currently expects to maintain a dollar-average weighted maturity of five to ten years.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Foreign Investment Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each calendar year since the Class I shares' inception on 11/30/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
								0.83	9.22

Best Quarter:	4th Quarter 2001	+ 5.87%
Worst Quarter:	3rd Quarter 2001	- 2.52%
Year-to-date total return through 6/30/2002 is +3.22%.

  The next table lists the Fund's average annual total return by class over the past year and since inception. The after-tax returns shown are for Class I; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index (MLHYMI), an unmanaged index which provides a broad-based performance measure of the non-investment grade U.S. domestic bond market. An index does not include transactions costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/30/1999
Class I	11/30/1999	9.22%	N/A	N/A	4.91%
Class I [1]	11/30/1999	5.57%	N/A	N/A	1.35%
(after taxes on distributions)
Class I [1]	11/30/1999	5.55%	N/A	N/A	2.13%
(after taxes on distributions and sale of Fund shares)
MLHYMI		6.20%	N/A	N/A	1.29%

  1. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal period ended 4/30/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [2]
Class I	0.50%	0.00%	0.19%	0.69%

  2. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to decrease expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 0.68% for Class I.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class I
1 year	$ 70
3 years	$ 221
5 years	$ 384
10 years	$ 859

  Strategic Income Fund

  FUND FACTS:

  Goals:

  High Current Income
  Capital Growth

  Principal Investments:

  Domestic High Yield, High Risk Bonds
  Foreign Debt Securities
  U.S. Government Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKSAX (Class A)
  EKSBX (Class B)
  EKSCX (Class C)
  EKSYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund intends to allocate its assets principally between domestic high yield, high risk bonds and other debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities, including zero-coupon U.S. Treasury securities, asset-backed securities, such as mortgage-backed securities, and money market instruments. This allocation will be made on the basis of the portfolio managers' assessment of global opportunities for high income and high investment return. The Fund may invest in securities from countries considered to be emerging markets. From time to time, the Fund may invest 100% of its assets in either U.S. or foreign securities. While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years. The Fund’s portfolio managers take an aggressive approach to investing while seeking to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Mortgage-Backed and Asset-Backed Securities Risk
    Foreign Investment Risk
  In addition to the risks normally associated with foreign investing, the Fund may be subject to the risks more specifically associated with investing in emerging markets. An emerging market is any country considered to be emerging or developing, has a relatively low per capita gross national product, but the potential for rapid growth (which can lead to instability). Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
19.41	31.69	- 9.64	10.90	11.05	8.77	3.49	2.32	- 1.33	5.87

Best Quarter:	1st Quarter 1992	+ 10.65%
Worst Quarter:	4th Quarter 1994	- 3.47%
Year-to-date total return through 6/30/2002 is +6.61%.

  The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI), an unmanaged, fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed securities. An index does not include transactions costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/14/1987
Class A	4/14/1987	0.86%	2.77%	7.21%	6.02%
Class A [2]	4/14/1987	- 1.47%	- 0.13%	3.92%	N/A
(after taxes on distributions)
Class A [2]	4/14/1987	0.48%	0.75%	4.19%	N/A
(after taxes on distributions and sale of Fund shares)
Class B	2/1/1993	0.20%	2.69%	7.04%	5.90%
Class C	2/1/1993	3.14%	2.98%	7.02%	5.89%
Class I	1/13/1997	6.10%	3.80%	7.74%	6.38%
LBABI		8.44%	7.43%	7.23%	8.14%

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 4/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.53%	0.25%	0.45%	1.23%
Class B	0.53%	1.00%	0.45%	1.98%
Class C	0.53%	1.00%	0.45%	1.98%
Class I	0.53%	0.00%	0.45%	0.98%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 594	$ 701	$ 401	$ 100	$ 201	$ 201
3 years	$ 847	$ 921	$ 621	$ 312	$ 621	$ 621
5 years	$ 1,119	$ 1,268	$ 1,068	$ 542	$ 1,068	$ 1,068
10 years	$ 1,893	$ 2,022	$ 2,306	$ 1,201	$ 2,022	$ 2,306

  U.S. Government Fund

  FUND FACTS:

  Goal:

  Current Income

  Principal Investment:

  U.S. Government Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EUSAX (Class A)
  EUSBX (Class B)
  EUSCX (Class C)
  EUSYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve a high level of current income consistent with stability of principal.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund normally invests at least 80% of its assets in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by U.S. government agencies, including but not limited to Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Government National Mortgage Association (Ginnie Mae). The Fund also may invest up to 20% of its assets in non-Government agency issued CMOs, mortgage-backed securities, asset-backed securities, commercial paper, and corporate bonds and notes, that are rated investment grade by a nationally recognized statistical ratings organization or, if non-rated, are considered to be of comparable quality by the portfolio managers. The Fund’s portfolio managers evaluate the strength of each particular issue, taking into account the structure of the issue and its credit support. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Any transactions in dollar rolls which exceed 5% of the Fund’s assets will be “covered.” This means that the dollar roll position will be offset by a cash or cash equivalent position.

  The Fund has no limitation on the duration of its portfolio of investments. The Fund periodically adjusts the duration based upon interest rate outlook. Corporate bond positions are monitored to take advantage of changing yield relationships and to maintain the quality of investments.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Mortgage-Backed and Asset-Backed Securities Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 1/11/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
		- 3.18	16.57	3.03	8.56	8.20	- 2.39	11.75	7.17

Best Quarter:	2nd Quarter 1995	+ 5.35%
Worst Quarter:	1st Quarter 1994	- 2.79%
Year-to-date total return through 6/30/2002 is +2.94%.

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI), an unmanaged, fixed-income index of U.S government securities with maturities of less than ten years. An index does not include transactional costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/11/1993
Class A	1/11/1993	2.07%	5.51%	N/A	5.62%
Class A [2]	1/11/1993	- 0.01%	3.09%	N/A	3.03%
(after taxes on distributions)
Class A [2]	1/11/1993	1.23%	3.17%	N/A	3.15%
(after taxes on distributions and sale of Fund shares)
Class B	1/11/1993	1.38%	5.43%	N/A	5.46%
Class C	9/2/1994	4.38%	5.76%	N/A	5.55%
Class I	9/2/1993	7.44%	6.82%	N/A	6.44%
LBITGBI		8.42%	7.06%	N/A	6.61%

  1. Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each Class’ 12b-1 fees. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 4/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	2.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.42%	0.25%	0.29%	0.96%
Class B	0.42%	1.00%	0.29%	1.71%
Class C	0.42%	1.00%	0.29%	1.71%
Class I	0.42%	0.00%	0.29%	0.71%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 568	$ 674	$ 374	$ 73	$ 174	$ 174
3 years	$ 766	$ 839	$ 539	$ 227	$ 539	$ 539
5 years	$ 981	$ 1,128	$ 928	$ 395	$ 928	$ 928
10 years	$ 1,597	$ 1,727	$ 2,019	$ 883	$ 1,727	$ 2,019

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), formerly First Union Corporation, the fourth largest bank holding company in the United States, with over $322.6 billion in consolidated assets as of 7/31/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and manages over $108.6 billion in assets for 101 of the Evergreen funds as of 7/31/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year ended 4/30/2002, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Core Bond Fund [1]	0.26%
Diversified Bond Fund	0.49%
Fixed Income Fund II [1]	0.00%
High Yield Bond Fund	0.50%
Select High Yield Bond Fund	0.49%
Strategic Income Fund	0.53%
U.S. Government Fund [1]	0.42%

  1. Effective May 11, 2001, the investment advisory contract for the Fund was transferred to EIMC. There were no changes in advisory fee rates.

  THE FUNDS' SUB-ADVISOR

  Tattersall Advisory Group, Inc. (TAG) is the investment sub-advisor to Core Bond Fund and Fixed Income Fund II. There is no additional charge to the Funds for the services provided by TAG. TAG has been managing fixed income accounts since 1976 and manages over $7.3 billion in assets for seven of the Evergreen funds as of 7/31/2002. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

  EIMC pays a portion of its advisory fee to TAG for its services.

  THE FUNDS' PORTFOLIO MANAGERS

  Core Bond Fund

  Fixed Income Fund II

  Each Fund is managed individually by a team of fixed income portfolio management professionals of TAG, with team members responsible for various sectors.

  Diversified Bond Fund

  U.S. Government Fund

  Each Fund is managed individually by a team of fixed income portfolio management professionals from EIMC's Customized Fixed Income team, with team members responsible for various sectors.

  High Yield Bond Fund

  Select High Yield Bond Fund

  Strategic Income Fund

  Each Fund is managed individually by a team of portfolio management professionals from EIMC’s High Yield Bond team, with team members responsible for various sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund may change on days when investors will not be able to purchase or redeem the Fund’s shares.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you select a share class. Each Fund offered in this prospectus offers up to four different share classes: Class A, Class B, Class C and Class I. To determine which classes of shares are offered by each Fund in this prospectus, see the Fund Facts section next to each Fund’s Risk/Return Summary previously presented. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  Class A

  If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

  The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

Your investment	As a % of NAV excluding sales charges	As a % of your investment	Dealer commission as a % of NAV
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus,
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

  Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

  Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax-sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

  Three ways you can reduce your Class A sales charges:

    Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.
    Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.
    Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

  Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

  Each Fund may also sell Class A shares at NAV without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

  Class B

  If you select Class B shares, you do not pay a front-end sales charge. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	5.00%
Month of Purchase + Second 12 Month Period	4.00%
Month of Purchase + Third 12 Month Period	3.00%
Month of Purchase + Fourth 12 Month Period	3.00%
Month of Purchase + Fifth 12 Month Period	2.00%
Month of Purchase + Sixth 12 Month Period	1.00%
Thereafter	0.00%
After 7 years	Converts to Class A
Dealer Allowance	5.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Class C

  Like Class B shares, you do not pay a front-end sales charge on Class C shares, and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, unlike Class B shares, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	2.00%
Month of Purchase + Second 12 Month Period	1.00%
Thereafter	0.00%
Dealer Allowance	2.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Waiver of Class B or Class C Deferred Sales Charges

  You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains
    Death or disability
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
    Systematic withdrawals of up to 1.00% of the account balance per month
    Loan proceeds and financial hardship distributions from a retirement plan
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant
    Automatic IRA withdrawals if your age is at least 59 1/2

  Class I

  Each Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

  Calculating the Deferred Sales Charge

  If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

  Promotional Incentives on Dealer Commissions

  EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

  HOW TO BUY SHARES

  Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative.

	Minimum Initial Purchase of Class A, B and C Shares	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [1]	None
IRAs	$ 250	N/A [2]	None
Systematic Investment Plan	$ 50	N/A [2]	$ 25/monthly (for Classes A, B and C) [2]

  1. Minimum initial purchase amount does not apply to former Class Y shareholders.

  2. Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
    Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

    Make your check payable to Evergreen funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

By Phone
    Call 1.800.343.2898 to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [3]

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, or by calling the Evergreen Express Line at 1.800.346.3858 or visiting our website at EvergreenInvestments.com. [4]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen funds family. [5]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [3]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP) [6]
    You can transfer money automatically from your bank account into your Fund on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment

    To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

  3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  6. Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen funds for employees of Wachovia Corporation (Wachovia) and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with Wachovia Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

  HOW TO REDEEM SHARES

  We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
    See "Exceptions: Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1.800.343.2898 for instructions.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen funds' portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays either a quarterly or monthly dividend from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under the Fund Facts section in the summary of each Fund previously presented.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

  Retirement Plans

  You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are “invisible,” investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in each share class of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Reports as well as the SAI.

  Core Bond Fund

	Year Ended	Year Ended
	April 30, 2002 (a)	September 30, 2001 (b) #
CLASS A
Net asset value, beginning of period	$ 10.78	$ 10.40
Income from investment operations
Net investment income	0.31	0.17
Net realized and unrealized gains or losses on securities	- 0.13	0.43
Total from investment operations	0.18	0.60
Distributions to shareholders from
Net investment income	- 0.30	- 0.22
Net realized gains	- 0.13	0
Total distributions to shareholders	- 0.43	- 0.22
Net asset value, end of period	$ 10.53	$ 10.78
Total return *	1.71%	5.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 145,264	$ 98,424
Ratios to average net assets
Expenses ‡	0.67%†	0.68%†
Net investment income	4.93%†	4.93%†
Portfolio turnover rate	136%	238%

	Year Ended	Year Ended
	April 30, 2002 (a)	September 30, 2001 (b) #
CLASS B
Net asset value, beginning of period	$ 10.78	$ 10.40
Income from investment operations
Net investment income	0.26	0.12
Net realized and unrealized gains or losses on securities	- 0.13	0.45
Total from investment operations	0.13	0.57
Distributions to shareholders from
Net investment income	- 0.25	- 0.19
Net realized gains	- 0.13	0
Total distributions to shareholders	- 0.38	- 0.19
Net asset value, end of period	$ 10.53	$ 10.78
Total return *	1.27%	5.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 126,191	$ 40,078
Ratios to average net assets
Expenses ‡	1.41%†	1.44%†
Net investment income	4.18%†	4.11%†
Portfolio turnover rate	136%	238%
(a) For the seven month period ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.
(b) For the period from May 11, 2001 (commencement of class operations) to September 30, 2001.
# Net investment income is based on average shares outstanding during the period.
† Annualized
‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
* Excluding applicable sales charges

	Year Ended	Year Ended
	April 30, 2002 (a)	September 30, 2001 (b) #
CLASS C
Net asset value, beginning of period	$ 10.78	$ 10.40
Income from investment operations
Net investment income	0.26	0.13
Net realized and unrealized gains or losses on securities	- 0.13	0.44
Total from investment operations	0.13	0.57
Distributions to shareholders from
Net investment income	- 0.25	- 0.19
Net realized gains	- 0.13	0
Total distributions to shareholders	- 0.38	- 0.19
Net asset value, end of period	$ 10.53	$ 10.78
Total return *	1.27%	5.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 64,494	$ 24,695
Ratios to average net assets
Expenses ‡	1.41%†	1.43%†
Net investment income	4.17%†	4.04%†
Portfolio turnover rate	136%	238%

	Year Ended	Year Ended September 30,			Year Ended March 31,
	April 30, 2002 (a)	2001	2000	1999 (c)(d)	1999 (d)	1998 (d)
CLASS I
Net asset value, beginning of period	$ 10.78	$ 10.09	$ 10.08	$ 10.39	$ 10.53	$ 9.98
Income from investment operations
Net investment income	0.32	0.62	0.64	0.30	0.59	0.56
Net realized and unrealized gains or losses on securities	- 0.13	0.70	0	- 0.30	0.09	0.61
Total from investment operations	0.19	1.32	0.64	0	0.68	1.17
Distributions to shareholders from
Net investment income	- 0.31	- 0.63	- 0.63	- 0.30	- 0.61	- 0.62
Net realized gains	- 0.13	0	0	- 0.01	- 0.21	0
Total distributions to shareholders	- 0.44	- 0.63	- 0.63	- 0.31	- 0.82	- 0.62
Net asset value, end of period	$ 10.53	$ 10.78	$ 10.09	$ 10.08	$ 10.39	$ 10.53
Total return	1.85%	13.44%	6.60%	0.00%	0.07%	12.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,558,013	$ 1,532,324	$ 1,283,130	$ 1,042,781	$ 109,028	$ 96,252
Ratios to average net assets
Expenses ‡	0.43%†	0.43%	0.42%	0.40%†	0.50%	0.50%
Net investment income	5.20%†	5.96%	6.45%	5.70%†	5.73%	6.06%
Portfolio turnover rate	136%	238%	195%	225%	221%	235%
(a) For the seven month period ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.
(b) For the period from May 11, 2001 (commencement of class operations) to September 30, 2001.
(c) For the six month period ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
(d) On June 4, 1999, Evergreen Core Bond Fund acquired the net assets of the Tattersall Bond Fund. The Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 4, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect to this transaction.
# Net investment income is based on average shares outstanding during the period.
† Annualized
‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
* Excluding applicable sales charges

  Diversified Bond Fund

	Year Ended April 30,
	2002 «	2001 #	2000 #	1999	1998 (a) (b) #
CLASS A
Net asset value, beginning of period	$ 14.53	$ 14.28	$ 15.48	$ 15.92	$ 16.08
Income from investment operations
Net investment income	0.83	0.97	0.97	0.97	0.30
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.13	0.25	- 1.14	- 0.44	- 0.16
Total from investment operations	0.96	1.22	- 0.17	0.53	0.14

Distributions to shareholders from
Net investment income	- 0.86	- 0.97	- 1.03	- 0.97	- 0.30

Net asset value, end of period	$ 14.63	$ 14.53	$ 14.28	$ 15.48	$ 15.92
Total return*	6.72%	8.81%	- 1.06%	3.35%	0.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 300,670	$ 314,274	$ 344,296	$ 444,273	$ 501,547
Ratios to average net assets
Expenses‡	1.13%	1.15%	1.19%	1.23%	1.08%†
Net investment income	5.68%	6.73%	6.65%	6.12%	6.68%†
Portfolio turnover rate	116%	176%	175%	141%	109%

	Year Ended April 30,					Year Ended
	2002 « #	2001 #	2000 #	1999	1998 (c) #	August 31, 1997
CLASS B
Net asset value, beginning of period	$ 14.53	$ 14.28	$ 15.48	$ 15.92	$ 15.42	$ 14.65
Income from investment operations
Net investment income	0.72	0.86	0.84	0.86	0.61	0.91
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.13	0.25	- 1.12	- 0.45	0.50	0.84
Total from investment operations	0.85	1.11	- 0.28	0.41	1.11	1.75

Distributions to shareholders from
Net investment income	- 0.75	- 0.86	- 0.92	- 0.85	- 0.61	- 0.98

Net asset value, end of period	$ 14.63	$ 14.53	$ 14.28	$ 15.48	$ 15.92	$ 15.42
Total return*	5.93%	8.00%	1.80%	2.57%	7.26%	12.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 19,283	$ 23,392	$ 21,694	$ 43,729	$ 70,113	$ 457,701
Ratios to average net assets
Expenses‡	1.88%	1.90%	1.94%	1.97%	1.93%†	1.88%
Net investment income	4.92%	5.97%	5.86%	5.33%	5.74%†	6.07%
Portfolio turnover rate	116%	176%	175%	141%	109%	138%
(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(c) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.
# Net investment income is based on average shares outstanding during the period.
* Excluding applicable sales charges
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.02 and $0.03 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.16% and 0.16% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

	Year Ended April 30,
	2002 «	2001 #	2000 #	1999	1998 (a) (b) #
CLASS C
Net asset value, beginning of period	$ 14.53	$ 14.28	$ 15.48	$ 15.92	$ 16.06
Income from investment operations
Net investment income	0.74	0.81	0.88	0.84	0.04
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.11	0.30	- 1.16	- 0.43	- 0.14
Total from investment operations	0.85	1.11	- 0.28	0.41	- 0.10

Distributions to shareholders from
Net investment income	- 0.75	- 0.86	- 0.92	- 0.85	- 0.04

Net asset value, end of period	$ 14.63	$ 14.53	$ 14.28	$ 15.48	$ 15.92
Total return*	5.93%	8.00%	- 1.80%	2.57%	- 0.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 4,008	$ 3,077	$ 603	$ 499	$ 23
Ratios to average net assets
Expenses‡	1.88%	1.90%	1.93%	1.98%	1.88%†
Net investment income	4.91%	5.82%	5.92%	5.33%	6.11%†
Portfolio turnover rate	116%	176%	175%	141%	109%

	Year Ended April 30,
	2002 « #	2001 #	2000 #	1999	1998 (b) (c) #
CLASS I **
Net asset value, beginning of period	$ 14.53	$ 14.28	$ 15.48	$ 15.92	$ 16.03
Income from investment operations
Net investment income	0.87	1.01	0.90	0.90	0.24
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.12	0.25	- 1.04	- 0.43	- 0.11
Total from investment operations	0.99	1.26	- 0.14	0.47	0.13

Distributions to shareholders from
Net investment income	- 0.89	- 1.01	- 1.06	- 0.91	- 0.24

Net asset value, end of period	$ 14.63	$ 14.53	$ 14.28	$ 15.48	$ 15.92
Total return	6.99%	9.08%	- 0.81%	2.95%	0.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 299	$ 980	$ 885	$ 3,478	$ 7
Ratios to average net assets
Expenses‡	0.88%	0.90%	0.95%	0.99%	0.83%†
Net investment income	5.91%	6.97%	6.89%	6.55%	6.89%†
Portfolio turnover rate	116%	176%	175%	141%	109%
(a) For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(c) For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.
* Excluding applicable sales charges
** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
# Net investment income is based on average shares outstanding during the period.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.02 and $0.02 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.16% and 0.16% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

  Fixed Income Fund II

	Year Ended	Year Ended September 30,		Year Ended October 31,
	April 30, 2002 (b)	2001	2000 (c)	1999	1998	1997
CLASS I (a)
Net asset value, beginning of period	$ 12.84	$ 12.18	$ 12.38	$ 13.15	$ 13.11	$ 12.89
Income from investment operations
Net investment income	0.40	0.80	0.80	0.78	0.79	0.83
Net realized and unrealized gains or losses on securities, interest rate swaps and futures contracts	- 0.13	0.70	- 0.08	- 0.66	0.13	0.21
Total from investment operations	0.27	1.50	0.72	0.12	0.92	1.04
Distributions to shareholders from
Net investment income	- 0.35	- 0.84	- 0.92	- 0.77	- 0.82	- 0.82
Net realized gains	0	0	0	- 0.12	- 0.06	0
Total distributions to shareholders	- 0.35	- 0.84	- 0.92	- 0.89	- 0.88	- 0.82
Net asset value, end of period	$ 12.76	$ 12.84	$ 12.18	$ 12.38	$ 13.15	$ 13.11
Total return	2.18%	12.63%	6.08%	0.97%	7.21%	8.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 33,138	$ 45,060	$ 60,729	$ 77,470	$ 83,372	$ 61,738
Ratios to average net assets
Expenses ‡	0.30%†	0.14%	0.11%†	0.10%	0.10%	0.15%
Net investment income	5.48%†	6.40%	6.86%†	6.16%	6.08%	6.52%
Portfolio turnover rate	166%	192%	113%	209%	137%	194%
(a) Effective October 18, 1999, shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Fixed Income Fund II.
(b) For the seven month period ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.
(c) For the eleven month period ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized

  High Yield Bond Fund

	Year Ended April 30,
	2002 «	2001	2000	1999	1998 (a) #
CLASS A
Net asset value, beginning of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53	$ 4.52
Income from investment operations
Net investment income	0.27	0.33	0.34	0.36	0.11
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 0.09	- 0.33	- 0.32	- 0.46	0.01
Total from investment operations	0.18	0	0.02	- 0.10	0.12

Distributions to shareholders from
Net investment income	- 0.28	- 0.33	- 0.33	- 0.37	- 0.11
Tax basis return of capital	0	0	- 0.03	0	0
Total distributions to shareholders	- 0.28	- 0.33	- 0.36	- 0.37	- 0.11

Net asset value, end of period	$ 3.29	$ 3.39	$ 3.72	$ 4.06	$ 4.53
Total return*	5.77%	0.15%	0.38%	- 2.05%	2.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 321,830	$ 322,330	$ 291,575	$ 353,488	$ 420,778
Ratios to average net assets
Expenses‡	1.19%	1.25%	1.27%	1.21%	1.24%†
Net investment income	8.27%	9.39%	8.57%	8.61%	8.48%†
Portfolio turnover rate	138%	140%	107%	170%	155%

	Year Ended April 30,					Year Ended
	2002 # «	2001	2000 #	1999	1998 (b) #	July 31, 1997
CLASS B
Net asset value, beginning of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53	$ 4.37	$ 4.10
Income from investment operations
Net investment income	0.24	0.34	0.31	0.27	0.25	0.32
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 0.08	- 0.37	- 0.32	- 0.40	0.16	0.28
Total from investment operations	0.16	- 0.03	- 0.01	- 0.13	0.41	0.60

Distributions to shareholders from
Net investment income	- 0.26	- 0.30	- 0.30	- 0.34	- 0.25	- 0.33
Tax basis return of capital	0	0	- 0.03	0	0	0
Total distributions to shareholders	- 0.26	- 0.30	- 0.33	- 0.34	- 0.25	- 0.33

Net asset value, end of period	$ 3.29	$ 3.39	$ 3.72	$ 4.06	$ 4.53	$ 4.37
Total return*	4.98%	- 0.60%	- 0.37%	- 2.79%	9.57%	15.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 54,537	$ 33,844	$ 28,229	$ 47,713	$ 96,535	$ 547,390
Ratios to average net assets
Expenses‡	1.92%	2.00%	2.02%	1.95%	1.94%†	1.96%
Net investment income	7.49%	8.61%	7.79%	7.85%	7.27%†	7.63%
Portfolio turnover rate	138%	140%	107%	170%	155%	138%
(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.
# Net investment income is based on average shares outstanding during the period.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
* Excluding applicable sales charges
† Annualized
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.00 and $0.01 for Class A and B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.13% and 0.13% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

	Year Ended April 30,
	2002 «	2001	2000	1999	1998 (a) #
CLASS C
Net asset value, beginning of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53	$ 4.52
Income from investment operations
Net investment income	0.26	0.29	0.32	0.32	0.10
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	- 0.10	- 0.32	- 0.33	- 0.45	0.01
Total from investment operations	0.16	- 0.03	- 0.01	- 0.13	0.11

Distributions to shareholders from
Net investment income	- 0.26	- 0.30	- 0.30	- 0.34	- 0.10
Tax basis return of capital	0	0	- 0.03	0	0
Total distributions to shareholders	- 0.26	- 0.30	- 0.33	- 0.34	- 0.10

Net asset value, end of period	$ 3.29	$ 3.39	$ 3.72	$ 4.06	$ 4.53
Total return*	4.98%	- 0.60%	- 0.37%	2.79%	2.35%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 105,753	$ 80,753	$ 3,172	$ 1,999	$ 1,155
Ratios to average net assets
Expenses‡	1.93%	2.00%	2.00%	1.94%	2.04%†
Net investment income	7.52%	8.61%	7.80%	7.86%	7.51%†
Portfolio turnover rate	138%	140%	107%	170%	155%

Year Ended April 30,
	2002 «	2001	2000	1999	1998 (b) (c)
CLASS I **
Net asset value, beginning of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53	$ 4.56
Income from investment operations
Net investment income	0.29	0.34	0.35	0.36	0.02
Net realized and unrealized losses on securities
and foreign currency related transactions	- 0.10	- 0.33	- 0.32	- 0.45	- 0.03
Total from investment operations	0.19	0.01	0.03	- 0.09	- 0.01

Distributions to shareholders from
Net investment income	- 0.29	- 0.34	- 0.34	- 0.38	- 0.02
Tax basis return of capital	0	0	- 0.03	0	0
Total distributions to shareholders	- 0.29	- 0.34	- 0.37	- 0.38	- 0.02

Net asset value, end of period	$ 3.29	$ 3.39	$ 3.72	$ 4.06	$ 4.53
Total return	6.04%	0.40%	0.64%	- 1.81%	- 0.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 10,011	$ 6,047	$ 6,153	$ 4,244	$ 20
Ratios to average net assets
Expenses‡	0.92%	1.00%	1.01%	0.91%	1.09%†
Net investment income	8.53%	9.63%	8.87%	9.14%	8.21%†
Portfolio turnover rate	138%	140%	107%	170%	155%
(a) For the period from January 21, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.
(c) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of the portfolio.
# Net investment income is based on average shares outstanding during the period.
* Excluding applicable sales charges
** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.00 and $0.00 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.13% and 0.13% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

  Select High Yield Bond Fund

	Year Ended	Year Ended September 30,
	April 30, 2002 (a)	2001 #	2000 (b)
CLASS I
Net asset value, beginning of period	$ 8.87	$ 9.57	$ 10.00
Income from investment operations
Net investment income	0.43	0.79	0.71
Net realized and unrealized gains or losses on securities	0.49	- 0.64	- 0.44
Total from investment operations	0.92	0.15	0.27
Distributions to shareholders from
Net investment income	- 0.43	- 0.85	- 0.70
Net asset value, end of period	$ 9.36	$ 8.87	$ 9.57
Total return	10.48%	1.51%	2.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 175,741	$ 152,633	$ 72,204
Ratios to average net assets
Expenses ‡	0.68%†	0.63%	0.61%†
Net investment income	7.95%†	8.52%	8.98%†
Portfolio turnover rate	48%	79%	48%
(a) For the seven month period ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.
(b) For the period from November 30, 1999 (commencement of class operations) to September 30, 2000.
‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized
# Net investment income is based on average shares outstanding during the period.

  Strategic Income Fund

	Year Ended April 30,
	2002 «	2001 #	2000	1999	1998 #
CLASS A
Net asset value, beginning of period	$ 5.74	$ 6.12	$ 6.79	$ 7.21	$ 6.82
Income from investment operations
Net investment income	0.35	0.52	0.53	0.51	0.50
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.16	- 0.40	- 0.63	- 0.41	0.38
Total from investment operations	0.51	0.12	- 0.10	0.10	0.88

Distributions to shareholders from
Net investment income	- 0.32	- 0.40	- 0.49	- 0.52	- 0.49
Tax return of capital	- 0.10	- 0.10	- 0.08	0	0
Total distributions to shareholders	- 0.42	- 0.50	- 0.57	- 0.52	- 0.49

Net asset value, end of period	$ 5.83	$ 5.74	$ 6.12	$ 6.79	$ 7.21
Total return*	9.37%	2.09%	- 1.58%	1.58%	13.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 130,934	$ 122,223	$ 129,885	$ 162,192	$ 193,618
Ratios to average net assets
Expenses‡	1.23%	0.87%	0.72%	1.02%	1.27%
Net investment income	6.02%	8.06%	8.36%	7.41%	6.80%
Portfolio turnover rate	304%	322%	187%	222%	237%

	Year Ended April 30,
	2002 «	2001 #	2000	1999	1998 #
CLASS B
Net asset value, beginning of period	$ 5.75	$ 6.14	$ 6.81	$ 7.25	$ 6.85
Income from investment operations
Net investment income	0.29	0.48	0.49	0.47	0.44
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.19	- 0.41	- 0.64	- 0.44	0.39
Total from investment operations	0.48	0.07	- 0.15	0.03	0.83

Distributions to shareholders from
Net investment income	- 0.28	- 0.36	- 0.44	- 0.47	- 0.43
Tax return of capital	- 0.10	- 0.10	- 0.08	0	0
Total distributions to shareholders	- 0.38	- 0.46	- 0.52	- 0.47	- 0.43

Net asset value, end of period	$ 5.85	$ 5.75	$ 6.14	$ 6.81	$ 7.25
Total return*	8.74%	1.18%	- 2.29%	0.56%	12.47%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 77,471	$ 83,347	$ 104,110	$ 120,669	$ 113,136
Ratios to average net assets
Expenses‡	1.98%	1.61%	1.47%	1.76%	2.05%
Net investment income	5.27%	7.34%	7.60%	6.68%	6.08%
Portfolio turnover rate	304%	322%	187%	222%	237%
# Net investment income is based on average shares outstanding during the period.
* Excluding applicable sales charges
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.02 and $0.03 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.45% and 0.45% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

	Year Ended April 30,
	2002 «	2001 #	2000	1999	1998 #
CLASS C
Net asset value, beginning of period	$ 5.75	$ 6.13	$ 6.80	$ 7.24	$ 6.84
Income from investment operations
Net investment income	0.32	0.46	0.49	0.45	0.44
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.15	- 0.38	- 0.64	- 0.42	0.39
Total from investment operations	0.47	0.08	- 0.15	0.03	0.83

Distributions to shareholders from
Net investment income	- 0.28	- 0.36	- 0.44	- 0.47	- 0.43
Tax return of capital	- 0.10	- 0.10	- 0.08	0	0
Total distributions to shareholders	- 0.38	- 0.46	- 0.52	- 0.47	- 0.43

Net asset value, end of period	$ 5.84	$ 5.75	$ 6.13	$ 6.80	$ 7.24
Total return*	8.56%	1.35%	- 2.30%	0.55%	12.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 22,554	$ 16,746	$ 14,655	$ 16,265	$ 19,639
Ratios to average net assets
Expenses‡	1.98%	1.63%	1.47%	1.77%	2.05%
Net investment income	5.25%	7.26%	7.61%	6.65%	6.10%
Portfolio turnover rate	304%	322%	187%	222%	237%

	Year Ended April 30,
	2002 «	2001 #	2000	1999	1998 #
CLASS I **
Net asset value, beginning of period	$ 5.65	$ 6.02	$ 6.63	$ 7.04	$ 6.65
Income from investment operations
Net investment income	0.35	0.51	0.55	0.51	0.46
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.17	- 0.37	- 0.59	- 0.39	0.41
Total from investment operations	0.52	0.14	- 0.04	0.12	0.87

Distributions to shareholders from
Net investment income	- 0.33	- 0.41	- 0.49	- 0.53	- 0.48
Tax return of capital	- 0.10	- 0.10	- 0.08	0	0
Total distributions to shareholders	- 0.43	- 0.51	- 0.57	- 0.53	- 0.48

Net asset value, end of period	$ 5.74	$ 5.65	$ 6.02	$ 6.63	$ 7.04
Total return	9.67%	2.41%	- 0.61%	1.83%	13.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,779	$ 1,584	$ 1,386	$ 1,647	$ 1,442
Ratios to average net assets
Expenses‡	0.98%	0.62%	0.47%	0.75%	1.01%
Net investment income	6.27%	8.30%	8.63%	7.64%	6.83%
Portfolio turnover rate	304%	322%	187%	222%	237%
# Net investment income is based on average shares outstanding during the period.
* Excluding applicable sales charges
** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase net investment income per share/net realized gains or losses per share by $0.02 and $0.03 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.45% and 0.45% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

  U.S. Government Fund

	Year Ended April 30,
	2002 «	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39
Income from investment operations
Net investment income	0.48	0.54	0.55	0.56	0.61
Net realized and unrealized gains or losses on
securities and foreign currency related transactions	0.16	0.44	- 0.48	- 0.04	0.29
Total from investment operations	0.64	0.98	0.07	0.52	0.90

Distributions to shareholders from
Net investment income	- 0.48	- 0.54	- 0.55	- 0.57	- 0.61

Net asset value, end of period	$ 9.75	$ 9.59	$ 9.15	$ 9.63	$ 9.68
Total return*	6.76%	10.98%	0.79%	5.39%	9.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 141,838	$ 108,073	$ 91,123	$ 48,091	$ 40,136
Ratios to average net assets
Expenses‡	0.96%	1.00%	0.97%	0.95%	1.03%
Net investment income	4.91%	5.71%	5.89%	5.68%	6.25%
Portfolio turnover rate	121%	86%	58%	98%	21%

	Year Ended April 30,
	2002 «	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39
Income from investment operations
Net investment income	0.42	0.47	0.48	0.49	0.53
Net realized and unrealized gains or losses on
securities and foreign currency related transactions	0.15	0.44	- 0.48	- 0.05	0.29
Total from investment operations	0.57	0.91	0	0.44	0.82

Distributions to shareholders from
Net investment income	- 0.41	- 0.47	- 0.48	- 0.49	- 0.53

Net asset value, end of period	$ 9.75	$ 9.59	$ 9.15	$ 9.63	$ 9.68
Total return*	5.97%	10.15%	0.03%	4.60%	8.96%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 47,016	$ 65,533	$ 82,665	$ 122,919	$ 130,576
Ratios to average net assets
Expenses‡	1.71%	1.75%	1.71%	1.71%	1.78%
Net investment income	4.18%	4.98%	5.11%	4.99%	5.56%
Portfolio turnover rate	121%	86%	58%	98%	21%
* Excluding applicable sales charges
‡ The ratio of expenses to average net assets excludes expense reductions but included fee waivers.
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.02 and $0.01 for Class A and Class B, respectively; and a decrease to the ratio of net investment income to average net assets of 0.22% and 0.22% for Class A and Class B, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

	Year Ended April 30,
	2002 «	2001	2000	1999	1998
CLASS C
Net asset value, beginning of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39
Income from investment operations
Net investment income	0.41	0.47	0.48	0.49	0.53
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.16	0.44	- 0.48	- 0.05	0.29
Total from investment operations	0.57	0.91	0	0.44	0.82

Distributions to shareholders from
Net investment income	- 0.41	- 0.47	- 0.48	- 0.49	- 0.53

Net asset value, end of period	$ 9.75	$ 9.59	$ 9.15	$ 9.63	$ 9.68
Total return*	5.97%	10.15%	0.03%	4.60%	8.96%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 14,212	$ 11,188	$ 4,740	$ 5,605	$ 5,697
Ratios to average net assets
Expenses‡	1.71%	1.74%	1.71%	1.70%	1.78%
Net investment income	4.15%	4.90%	5.12%	4.97%	5.49%
Portfolio turnover rate	121%	86%	58%	98%	21%

	Year Ended April 30,
	2002 «	2001	2000	1999	1998
CLASS I **
Net asset value, beginning of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39
Income from investment operations
Net investment income	0.50	0.56	0.57	0.59	0.63
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	0.16	0.44	- 0.48	- 0.05	0.29
Total from investment operations	0.66	1.00	0.09	0.54	0.92

Distributions to shareholders from
Net investment income	- 0.50	- 0.56	- 0.57	- 0.59	- 0.63

Net asset value, end of period	$ 9.75	$ 9.59	$ 9.15	$ 9.63	$ 9.68
Total return	7.02%	11.25%	1.04%	5.66%	10.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 327,753	$ 263,619	$ 231,417	$ 222,876	$ 155,836
Ratios to average net assets
Expenses‡	0.71%	0.75%	0.71%	0.71%	0.78%
Net investment income	5.16%	5.97%	6.12%	5.96%	6.55%
Portfolio turnover rate	121%	86%	58%	98%	21%
* Excluding applicable sales charges
** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
‡ The ratio of expenses to average net assets excludes expense reductions but included fee waivers.
« As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 were a/an decrease/increase in net investment income per share/net realized gains or losses per share by $0.02 and $0.02 for Class C and Class I, respectively; and a decrease to the ratio of net investment income to average net assets of 0.22% and 0.22% for Class C and Class I, respectively. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

  OTHER FUND PRACTICES

  The Funds may invest in futures and options, and Diversified Bond Fund may also invest up to 15% in covered call options, all of which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

  Although not a principal investment strategy, Fixed Income Fund II may invest up to 25% of its assets in foreign securities, including Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations. Investments in foreign securities may subject the Fund, and therefore the value of the Fund’s shares, to foreign investment risk. For a discussion of this risk, see “Overview of Fund Risks” on page 1.

  If a Fund invests in foreign securities, which may include foreign currencies transactions, the value of the Fund’s shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly. If a Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

  Although not a principle strategy, Fixed Income Fund II may invest up to 20% of its assets in below investment grade bonds. Investments in below investment grade bonds may subject the Fund, and therefore the value of the Fund's shares, to the risks associated with those investments. For a discussion of these risks, see "Overview of Fund Risks" on page 1.

  Although Strategic Income Fund generally does not take portfolio turnover into account in making investment decisions, the Fund has experienced a high rate of portfolio turnover. This can result in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

  Although not currently an investment practice, the Funds may engage in transactions that create leverage, including certain types of mortgage dollar rolls, with up to 30% of the Fund's assets. Leveraging can create special risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  Evergreen Funds

  Institutional Money Market Funds
  Cash Management Money Market Fund
  Institutional 100% Treasury Money Market Fund
  Institutional Money Market Fund
  Institutional Municipal Money Market Fund
  Institutional Treasury Money Market Fund
  Institutional U.S. Government Money Market Fund
  Prime Cash Management Money Market Fund

  Money Market Funds
  California Municipal Money Market Fund
  Florida Municipal Money Market Fund
  Money Market Fund
  Municipal Money Market Fund
  New Jersey Municipal Money Market Fund
  New York Municipal Money Market Fund
  Pennsylvania Municipal Money Market Fund
  Treasury Money Market Fund
  U.S. Government Money Market Fund

  State Municipal Bond Funds
  Connecticut Municipal Bond Fund
  Florida High Income Municipal Bond Fund
  Florida Municipal Bond Fund
  Georgia Municipal Bond Fund
  Maryland Municipal Bond Fund
  New Jersey Municipal Bond Fund
  North Carolina Municipal Bond Fund
  Pennsylvania Municipal Bond Fund
  South Carolina Municipal Bond Fund
  Virginia Municipal Bond Fund

  National Municipal Bond Funds
  High Grade Municipal Bond Fund
  High Income Municipal Bond Fund
  Intermediate Municipal Bond Fund
  Municipal Bond Fund
  Short-Intermediate Municipal Bond Fund

  Short and Intermediate Term Bond Funds
  Adjustable Rate Fund
  Limited Duration Fund
  Short Intermediate Bond Fund

  Intermediate and Long Term Bond Funds
  Core Bond Fund
  Diversified Bond Fund
  Fixed Income Fund II
  High Yield Bond Fund
  Mortgage Securities Fund
  Select High Yield Bond Fund
  Strategic Income Fund
  U.S. Government Fund

  Balanced Funds
  Asset Allocation Fund
  Balanced Fund
  Foundation Fund
  Select Balanced Fund
  Tax Strategic Foundation Fund

  Domestic Equity Funds II
  Blue Chip Fund
  Equity Income Fund
  Equity Index Fund
  Growth and Income Fund
  Small Cap Value Fund
  Strategic Value Fund
  Value Fund

  Domestic Growth Funds
  Aggressive Growth Fund
  Capital Growth Fund
  Core Equity Fund
  Emerging Growth Fund
  Evergreen Fund
  Growth Fund
  Large Company Growth Fund
  Masters Fund
  Omega Fund
  Premier 20 Fund
  Select Small Cap Growth Fund
  Select Strategic Growth Fund
  Special Equity Fund
  Special Values Fund
  Stock Selector Fund
  Tax Strategic Equity Fund

  Sector Funds
  Health Care Fund
  Technology Fund
  Utility and Telecommunications Fund

  Global and International Funds
  Emerging Markets Growth Fund
  Global Leaders Fund
  Global Opportunities Fund
  International Bond Fund
  International Growth Fund
  Precious Metals Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Intermediate and Long Term Bond Funds, Ask for:

  The Funds’ most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Funds' portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. This report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
  90 Park Avenue, 10th Floor, New York, NY 10016.

  SEC File No.: 811-08415

  SEC File No.: 811-08365
  541291 RV6
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034